Exhibit 10.3

OFFICER WAIVER OF CASH COMPENSATION

Contingent upon the completion of the pending common stock financing the approximate amount of $405,000, the undersigned officer of Path 1 Network Technologies, Inc. hereby waives and forfeits the right to receive cash compensation amounting to $40,500, including accrued but unpaid cash compensation to date, in connection with his service as an officer of Path 1 Network Technologies, Inc. through December 31, 2006.

/s/ Thomas L. Tullie	August 30, 2006
Thomas L. Tullie, President & CEO